PRODUCT INFORMATION NOTICE DATED FEBRUARY 12, 2021
to the following variable annuity contracts

Pathmaker
ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Six

Putnam Capital Manager Series VIII/VIIIR        Putnam Capital Access Series I/IR
Putnam Capital Manager Series Edge III/IIIR        Putnam Capital Manager Series Plus I/IR
Putnam Capital Manager Outlook Series II/IIR    Putnam Capital Manager Series VI/VIR/VII
Putnam Capital Access Series II/IIR            Putnam Capital Manager Edge Series I/IR/II
Putnam Capital Manager Plus Series II/IIR        Putnam Capital Manager Outlook Series I/IR
Putnam Capital Manager Series I-IV
ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Seven

Putnam Capital Manager Series VIII/VIIIR         Putnam Capital Access Series I/IR
Putnam Capital Manager Edge Series III/IIIR        Putnam Capital Manager Plus Series I/IR
Putnam Capital Manager Outlook Series II/IIR    Putnam Capital Manager Series VI/VIR/VII
Putnam Capital Access Series II/IIR            Putnam Capital Manager Edge Series I/IR/II
Putnam Capital Manager Series III/IV        Putnam Capital Manager Outlook Series I/IR
ISSUED BY:
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

This product information notice should be retained for future reference.

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam VT Global Equity Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies (collectively, the “Repositioning”), which are subject to shareholder approval a proposal described below. If shareholders approve this proposal, Putnam Management currently anticipates that the Repositioning would be effective on or about April 30, 2021 (the “Effective Date”). On the Effective Date, the fund’s name would change to “Putnam VT Focused International Equity Fund,” the fund would be repositioned from a “global” fund with significant exposure to U.S. equities to an “international fund” with little or no exposure to U.S. equities, the fund would pursue a focused investment strategy expected to result in fewer portfolio holdings and more concentrated positions, and the fund’s principal investment strategies would be changed accordingly.
In connection with the Repositioning, Putnam Management has recommended, and the fund’s Board of Trustees has approved, and recommended that shareholders approve, a change in the fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and related amendments to the fund’s fundamental investment policies regarding diversification of investments. These changes would provide the fund greater flexibility to invest more of its assets in the securities of fewer issuers consistent with the focused investment strategy it would pursue following the Repositioning. Shareholder approval is required to change the fund from “diversified” to “non-diversified” and to make the related amendments to the fund’s fundamental investment policies regarding diversification of investments.
A full description of the proposal to change the fund’s sub-classification from “diversified” to “non-diversified” and to make related amendments to the fund’s fundamental investment policies regarding diversification of investments will be contained in a proxy statement that is expected to be mailed to shareholders in December 2020 (the “Proxy Statement”). The Proxy Statement will also contain additional information about the Repositioning.
The Repositioning is contingent upon shareholder approval of the proposal. If shareholders do not approve the proposal, the fund would continue to operate as a “diversified” fund and the fund’s current fundamental investment policies with respect to diversification of investments would remain in effect, the Repositioning would not proceed, the fund’s name would remain unchanged, and the fund would continue to invest in accordance with its current investment strategies.
If shareholders approve the proposal, it is expected that the change in the fund’s sub-classification from “diversified” to “non-diversified” and the related amendments to the fund’s fundamental investment policies with respect to diversification of investments, and the Repositioning would take effect on the Effective Date. In realigning its portfolio in connection with the Repositioning, Putnam Management expects that the fund will make purchases and dispositions of certain portfolio holdings. Any such purchases and dispositions, which are expected to begin on or around March 2021, will result in brokerage commissions or other transaction costs.

Putnam VT Equity Income Fund
Effective on or about April 30, 2021, the Putnam VT Equity Income Fund’s name will change to “Putnam VT Large Cap Value Fund.”

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